SUPPLEMENT DATED MAY 1, 2017

AS AMENDED MAY 3, 2017

TO

PROSPECTUS DATED MAY 1, 2003

WEALTHQUEST VARIABLE ANNUITY II
ISSUED BY
AMERICAN NATIONAL INSURANCE COMPANY
THROUGH ITS
AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT

This supplement amends your prospectus.  Please read it carefully and keep it with your prospectus for future reference.

As American National Insurance Company will observe the Thanksgiving and Christmas holidays by being closed for business on Friday, November 24, 2017, Monday, December 25, 2017 and Tuesday, December 26, 2017, in the sub-section entitled "Contract Transactions" on page 17 is amended to read as follows:

Surrenders and transfers requested by you and purchase payments (except for "Proper Lockbox Payments" as defined in the "Contract Application and Purchase Payments" section, made by you are processed only on Valuation Dates that American National Insurance Company is open for business.  American National Insurance Company is closed for business on Friday, November 24, 2017, Monday, December 25, 2017 and Tuesday, December 26, 2017, in observation of the Thanksgiving and Christmas holidays.  On Valuation Dates American National Insurance Company is closed for business, only automated transactions (i.e. monthly deductions, periodic charges, dollar cost averaging program, portfolio rebalancing program, systematic withdrawal program) and "Proper Lockbox Payments" as defined in the "Contract Application and Purchase Payments" section are processed.  All other transactions will be processed on the next Valuation Date that we are open for business.

American National Insurance Company is moving its variable product servicing center to Galveston, Texas.

Accordingly, effective June 1, 2017, delete the following references to "American National Processing Center, Variable Contracts, P. O. Box 9001, League City, Texas  77554" and replace with American National Variable Contracts Department, P. O. Box 1893, Galveston, Texas  77554-1893:

1.	Pages 6-7, the section entitled "How Do I Purchase a Contract?"
2.	Page 9, the section entitled "If I Have Questions, Where Can I Go?"
3.	Page 17, the sub-section entitled "Allocation of Purchase Payments."
4.	Page 23, the second paragraph of the sub-section entitled "Surrenders."
5.	Pages 28-29, the sub-section entitled "Annuity Options."